                          Morgan Stanley Balanced Fund
                          Item 77(O) 10F-3 Transactions
                        February 1, 2008 - July 31, 2008

                                                                      Amount of       % of      % of
                                          Offering       Total          Shares       Offering  Funds
  Security      Purchase/     Size of     Price of     Amount of      Purchased     Purchased  Total                     Purchased
  Purchased    Trade Date    Offering      Shares       Offering       By Fund       By Fund   Assets      Brokers          From
  ---------    ----------    --------     --------     ---------      ---------     --------- ------- -------------
   United       02/04/08         -       $99.909000  $1,100,000,000.00 140,000        0.01%    0.14%       Banc of        Citigroup
Health Group                                                                                               America
 Inc. 6.00%                                                                                              Securities
due 2/15/2018                                                                                            LLC, Citi,
                                                                                                          JPMorgan,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                       Bear Stearns &
                                                                                                       Co. Inc., Loop
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                       Goldman, Sachs
                                                                                                       & Co., Merrill
                                                                                                        Lynch & Co.,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                           Lehman
                                                                                                        Brothers, The
                                                                                                          Williams
                                                                                                       Capital Group,
                                                                                                            L.P.

   Hewlett      02/25/08         -       $99.932000  $750,000,000.00    75,000        0.01%    0.07%       Banc of         Banc of
 Packard Co.                                                                                               America         America
  5.50% due                                                                                              Securities       Securities
  3/1/2018                                                                                               LLC, HSBC,
                                                                                                          JPMorgan,
                                                                                                           Lehman
                                                                                                        Brothers, BNP
                                                                                                          PARIBAS,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                       Credit Suisse,
                                                                                                        RBS Greenwich
                                                                                                          Capital,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                           SOCIETE
                                                                                                          GENERALE,
                                                                                                       Lehman Brothers

 Biogen IDEC    02/28/08         -       $99.184000  $550,000,000,00  190,000.00      0.03%    0.02%   Goldman, Sachs  Merrill Lynch
 Inc. 6.875%                                                                                           & Co., Banc of       & Co.
due 3/1/2018                                                                                               America
                                                                                                         Securities
                                                                                                         LLC, Citi,
                                                                                                          JPMorgan,
                                                                                                           Lehman
                                                                                                          Brothers,
                                                                                                        Merrill Lynch
                                                                                                           & Co.,

                                                                                                           Morgan
                                                                                                        Stanley, UBS
                                                                                                       Investment Bank

Oracle Corp.    04/01/08         -        $99.953    $2,500,000,000.00245,000.00      0.01%    0.25%        Citi,         Citigroup
  5.75% due                                                                                            Mitsubishi UFJ
  4/15/2018                                                                                              Securities,
                                                                                                           Banc of
                                                                                                           America
                                                                                                         Securities
                                                                                                          LLC, BMO
                                                                                                           Capital
                                                                                                       Markets, HSBC,
                                                                                                        Merrill Lynch
                                                                                                        & CO., Credit
                                                                                                         Suisse, BNP
                                                                                                        PARIBAS, RBC
                                                                                                           Capital
                                                                                                        Markets, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          SCOCIETE
                                                                                                        GENERALE, UCI
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                           Mizuho
                                                                                                       Securities USA
                                                                                                       Inc., Wachovia
                                                                                                         Securities,
                                                                                                         Wells Fargo
                                                                                                         Securities,
                                                                                                         BNY Capital
                                                                                                       Markets, Inc.,
                                                                                                       Lehman Brothers

  Wal-Mart      04/08/08         -       $99.759000  $1,000,000,000.00260,000.00      0.03%    26.00%    Cit, Credit   Goldman Sachs
 Stores Inc.                                                                                               Suisse,
 Note 4.250%                                                                                           Goldman, Sachs
due 4/15/2013                                                                                            & Co., RBS
                                                                                                        CityGreenwich
                                                                                                        Capital, Bank
                                                                                                         of America
                                                                                                         Securities
                                                                                                          LLC, BBVA
                                                                                                         Securities,
                                                                                                           Deutsche
                                                                                                            Bank
                                                                                                         Securities,
                                                                                                        HSBC, Lehman
                                                                                                          Brothers,
                                                                                                           Mizuho
                                                                                                       Securities USA
                                                                                                            Inc.,
                                                                                                       CityplaceSantander
                                                                                                       Investment, TD
                                                                                                         Securities,
                                                                                                          Barclays
                                                                                                        Capital, BNP
                                                                                                          PARIBAS,
                                                                                                          Dresdner
                                                                                                         Kleinwort,
                                                                                                          JPMorgan,
                                                                                                       Mitsubishi UFJ

                                                                                                         Securities,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                          Standard
                                                                                                          Chartered
                                                                                                          Bank, UBS
                                                                                                         Investment
                                                                                                       Bank, Wachovia
                                                                                                         Securities

  Dell Inc.     04/14/08         -        $99.736    $5000,000,000.00 160,000.00      0.03%    16.00%     Barclays         JPMorgan
 5.650% due                                                                                               Capital,        Securities
  4/14/2018                                                                                             Goldman Sachs
                                                                                                           & Co.,
                                                                                                          JPMorgan
                                                                                                         Securities,
                                                                                                           Banc of
                                                                                                           America
                                                                                                         Securities
                                                                                                       LLC, Citigroup
                                                                                                       Global Markets
                                                                                                       Inc., Deutsche
                                                                                                            Bank
                                                                                                         Securities
                                                                                                         Inc., HSBC
                                                                                                         Securities,
                                                                                                           Mizuho
                                                                                                       Securities USA
                                                                                                        Inc., Morgan
                                                                                                        Stanley, UBS
                                                                                                       Securities LLC

 XTO Energy     04/15/08         -       $99.539000  $800,000,000.00  600,000.00      0.02%    2.13%       Lehman           Lehman
 Inc. 5.500%                                                                                           Brothers, Banc      Brothers
due 6/15/2018                                                                                            of America
                                                                                                         Securities
                                                                                                          LLC, BNP
                                                                                                          PARIBAS,
                                                                                                       Credit Suisse,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                       Goldman, Sachs
                                                                                                           & Co.,
                                                                                                          Jefferies
                                                                                                          Company,
                                                                                                          JPMorgan,
                                                                                                           Morgan
                                                                                                        Stanley, RBS
                                                                                                          Greenwich
                                                                                                       Capital, Citi,
                                                                                                        Merrill Lynch
                                                                                                         & Co., BBVA
                                                                                                         Securities,
                                                                                                         BMO Capital
                                                                                                        Markets, BNY
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                          Comerica
                                                                                                         Securities,
                                                                                                           Fortis
                                                                                                         Securities
                                                                                                         LLC, Lazard
                                                                                                           Capital
                                                                                                          Markets,

                                                                                                           Natixis
                                                                                                        Bleichroeder
                                                                                                         Inc., Piper
                                                                                                       Jaffray, Wells
                                                                                                            Fargo
                                                                                                         Securities,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                        Humphrey, UBS
                                                                                                         Investment
                                                                                                       Bank, Wachovia
                                                                                                         Securities

 Dr. Pepper     04/25/08         -        $99.985    $1,200,000,000.00  85,000        0.00%    0.09%       Banc of         JPMorgan
   Snapple                                                                                                 America        Securities
 Group Inc.                                                                                              Securities
 Note 6.820%                                                                                            LLC, Goldman
due 5/1/2018                                                                                            Sachs & Co.,
                                                                                                          JPMorgan
                                                                                                         Securities,
                                                                                                           Morgan
                                                                                                        Stanley, UBS
                                                                                                         Securities
                                                                                                          LLC, BNP
                                                                                                          Paribas,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities
                                                                                                          Internat,
                                                                                                       Scotia Capital
                                                                                                       Inc., SunTrust
                                                                                                          Robinson
                                                                                                        Humphrey, TD
                                                                                                         Securities,
                                                                                                          Wachovia
                                                                                                       Securities Inc.

Bristol-Meyers  04/28/08         -       $99.825000  $600,000,000.00  120,000.00      0.02%    0.13%       Banc of         JPMorgan
 Squibb CO.                                                                                                America        Securities
 5.450% due                                                                                              Securities
  5/1/2018                                                                                             LLC, JPMorgan,
                                                                                                       Citi, Goldman,
                                                                                                        Sachs & Co.,
                                                                                                        RBS Greenwich
                                                                                                          Capital,
                                                                                                           Morgan
                                                                                                        Stanley, UBS
                                                                                                       Investment Bank

   Israel       05/01/08    $99.831000       -       $1,000,000,000.00 210,000        0.02%    0.22%        Citi,           Lehman
  Electric                                                                                                JPMorgan,        Brothers
  Corp. Ltd                                                                                             Merrill Lynch
 Note 7.250%                                                                                            & Co., Lehman
due 1/15/2019                                                                                             Brothers,
                                                                                                       Morgan Stanley

Comcast Corp    05/02/08         -       $99.97600   $1,000,000,000.00280,000.00      0.02%    0.03%   Citi, Deutsche  Deutsche Bank
 Note 5.700%                                                                                                Bank
due 5/15/2018                                                                                            Securities,
                                                                                                        Merrill Lynch
                                                                                                           & Co.,

                                                                                                            UBS
                                                                                                         Investment
                                                                                                        Bank, Banc of
                                                                                                           America
                                                                                                         Securities
                                                                                                         LLC, Daiwa
                                                                                                         Securities
                                                                                                        America Inc.,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities,
                                                                                                           Lehman
                                                                                                        Brothers TSB
                                                                                                          Corporate
                                                                                                          Markets,
                                                                                                         Blaylock &
                                                                                                       Company, Inc.,
                                                                                                       Ramirez & Co.,
                                                                                                        Inc., Cabrera
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                        Merrill Lynch
                                                                                                         & Co., UBS
                                                                                                         Investment
                                                                                                       Bank, Barclays
                                                                                                          Cpaital,
                                                                                                       Goldman, Sachs
                                                                                                        & Co., Morgan
                                                                                                          Stanley,
                                                                                                          Wachovia
                                                                                                         Securities,
                                                                                                           Mizuho
                                                                                                       Securities USA
                                                                                                          inc., BNY
                                                                                                       Mellon Capital
                                                                                                        Markets, LLC,
                                                                                                          Guzman &
                                                                                                        Company, M.R.
                                                                                                           Beal &
                                                                                                        Company, BNP
                                                                                                          PARIBAS,
                                                                                                        JPMorgan, The
                                                                                                        Royal Bank of
                                                                                                        Scotland, Sun
                                                                                                       Trust Robinson
                                                                                                          Humphrey,
                                                                                                       Piper Jaffray,
                                                                                                        Loop Capital
                                                                                                        Markets, LLC,
                                                                                                        The Williams
                                                                                                       Capital Group,
                                                                                                        L.P., Siebert
                                                                                                       Capital Markets

    Korea       05/08/08         -       $99.637000  $300,000,000.00   100,000        0.03%    0.11%     Citi, HSBC,         HSBC
  Railroad                                                                                             Morgan Stanley     Securities
 Corp. Note
 5.375% due
  5/15/2013

   Parker       05/13/08         -       $99.765000  $450,000,000.00   120,000        0.13%    0.03%       Banc of         Banc of
  Hannifin                                                                                                America,         America
  Corp Note                                                                                             Goldman Sachs
 5.500% due                                                                                             & Co., Morgan
  5/15/2018                                                                                               Stanley,
                                                                                                           KeyBanc
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                           Mizuho
                                                                                                       Securities USA
                                                                                                         Inc., Wells
                                                                                                       CityplaceFargo
                                                                                                         Securities,
                                                                                                          Barclays
                                                                                                        Capital, BNY
                                                                                                       Mellon Capital
                                                                                                        Markets, LLC,
                                                                                                       Lazard Capital
                                                                                                           Markets

   Harley-      05/15/08         -       $99.805000  $1,000,000,000.00 140,000        0.01%    0.15%      Citigroup       Citigroup
  Davidson                                                                                                 Glohal
   Funding                                                                                                Markets,
 Corp. Note                                                                                            Morgan Stanley
 6.800% due                                                                                              & Co. Inc.,
  6/15/2018                                                                                               Greenwich
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                        JPMorgan, BNP
                                                                                                           Paribas
                                                                                                         Securiteis
                                                                                                           Corp.,
                                                                                                        Deutsche Bank
                                                                                                         Securities
                                                                                                       Inc., Wachovia
                                                                                                       Capital Markets

  HBOS PLC      05/15/08         -       $99.584000  $2,000,000,000.00 225,000        0.01%    0.24%   Goldman, Sachs  Goldman Sachs
 Note 6.750%                                                                                            & Co., Morgan
due 5/21/2018                                                                                             Stanley,
                                                                                                       Lehman Brothers

  Starwood      05/16/08         -        $100.000   $400,000,000.00   105,000        0.02%    0.11%       Banc of         Banc of
  Hotels &                                                                                              America LLC,       America
   Resorts                                                                                                JPMorgan,
 World Note                                                                                                Morgan
 6.750% due                                                                                            Stanley,Merrill
  5/15/2018                                                                                              Lynch & Co.

 Time Warner    06/16/08         -        $99.917    $2,000,000,000    140,000        0.00%    0.15%       Banc of         Banc of
 Cable Inc.                                                                                                America         America
 Note 6.750%                                                                                             Securities
due 7/1/2018                                                                                              LLC, BNP
                                                                                                          PARIBAS,
                                                                                                           Morgan
                                                                                                        Stanley, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Wachovia
                                                                                                         Securities,
                                                                                                          Barclays
                                                                                                       Capital, Citi,
                                                                                                            Daiwa
                                                                                                         Securities
                                                                                                        America Inc.,
                                                                                                       Goldman, Sachs
                                                                                                        & Co., Mizuho
                                                                                                       Securities USA
                                                                                                        Inc., Fortis
                                                                                                         Securities
                                                                                                            LLC.
                                                                                                         Mitsubishi,
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                       UBS Investment
                                                                                                       Bank, Deutsche
                                                                                                            Bank
                                                                                                         Securities,
                                                                                                           Lehman
                                                                                                          Brothers,
                                                                                                          Blayleck
                                                                                                         Robert Van,
                                                                                                        LLC, Cabrera
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                        The Williams
                                                                                                       Capital Group,
                                                                                                            L.P.

  Rio Tinto     06/24/08         -        $99.131    $1,750,000,000.00 180,000        0.01%    0.20%    Deutsche Bank      JPMorgan
 Finance USA                                                                                             Securities,      Securities
  LTD Note                                                                                                JPMorgan,
 6.500% due                                                                                                Morgan
  7/15/2018                                                                                               Stanley,
                                                                                                       Credit Suisse,
                                                                                                        RBS Greenwich
                                                                                                          Capital,
                                                                                                           SOCIETE
                                                                                                        GENERALE, ANZ
                                                                                                         Securities,
                                                                                                        Banco Bilbao
                                                                                                           Vizcaya
                                                                                                         Argentaria,
                                                                                                        S.A., CALYON,
                                                                                                            Daiwa
                                                                                                         Securities
                                                                                                        America Inc.,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities
                                                                                                        International
                                                                                                         plc, Mizuho
                                                                                                        International
                                                                                                             plc

     Tyco         07/29/08        -        $99.970    $300,000,000.00   380,000        0.12%    0.20%    Goldman, Sachs  UBS Warburg
  Electronics                                                                                            & Co., Banc of
Group SA Noted                                                                                               America
  5.950% due                                                                                               Securities
  01/15/2014                                                                                               LLC, Citi,
                                                                                                          Deutsche Bank
                                                                                                           securities,
                                                                                                             Morgan
                                                                                                          Stanley, UBS
                                                                                                           Investment
                                                                                                         Bank, Barclays
                                                                                                          Capital, BNP
                                                                                                            PARIBAS,
                                                                                                            JPMorgan,
                                                                                                         Lehman Brothers

Walgreen Co.    07/14/08         -        $99.610    $1,300,000,000.00  85,000        0.00%    0.09%       Banc of         JPMorgan
Noted 4.875%                                                                                               America        Securities
     due                                                                                                 Securities
 08/01/2013                                                                                            LLC, JPMorgan,
                                                                                                       Goldman, Sachs
                                                                                                        & Co., Morgan
                                                                                                       Stanley, Wells
                                                                                                         placeFargo
                                                                                                         Securities,
                                                                                                          placeLoop
                                                                                                           Capital
                                                                                                         Markets, LC

  Dupont El     07/23/08        -         $99.960   $1,250,000,000.00  95,000         0.01%     0.08%       Credit     Goldman Sachs
 Nemour Note                                                                                               Suisse,
  6.00% due                                                                                                Goldman,
  07/15/2018                                                                                             Sachs & Co.,
                                                                                                            Morgan
                                                                                                        Stanley, Banc
                                                                                                              of
                                                                                                         placeAmerica
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                          JPMorgan,
                                                                                                             ,RBS
                                                                                                          Greenwich
                                                                                                           Capital,
                                                                                                          Citi, ING
                                                                                                          Wholesale,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                            HSBC,
                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                        placeSantander
                                                                                                         Investment,
                                                                                                         placeScotia
                                                                                                           Capital,
                                                                                                           Standard
                                                                                                          Chartered
                                                                                                          Bank, UBS
                                                                                                          Investment
                                                                                                          Bank, The
                                                                                                           Williams
                                                                                                           Capital
                                                                                                         Group, L.P.